Exhibit 99.1

                                                                   [Exelon Logo]

                              Exelon Corporation -
                            A Measure of Our Strength
                                  John W. Rowe
                                Chairman and CEO

              Merrill Lynch Global Power and Gas Leaders Conference
                                  New York City
                               September 18, 2002


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                                                                   [Exelon Logo]

                           Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and
Analysis of Financial Condition and Results of Operations -- Outlook" in Exelon's 2001 Annual Report and those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company, LLC's Registration Statement on Form S-4, Reg. No. 333-85496. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.




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                                                                   [Exelon Logo]

                                 What Is Exelon?


------------------------------------------------------------------------------------------------------------
                                                                US Electric Companies      US Companies
------------------------------------------------------------------------------------------------------------
 Retail Electric Customers                  5.1 Million                  1st                     -

 Nuclear Capacity                            15K MWs*                    1st                     -

 US Generating Capacity                      41K MWs**                   1st                     -

 2001 Revenue                              $15.1 Billion                 9th                   135th

 2001 Net Income                           $1.4 Billion                  2nd                    53rd

          Market Cap                  $14.2 Billion (9/12/02)       4th (9/12/02)         106th (8/27/02)
------------------------------------------------------------------------------------------------------------

* Includes AmerGen investment
** Includes AmerGen and Sithe investments


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                                                                   [Exelon Logo]


                          Strategic Initiatives Update
     - Cost Management Initiative
     - Sithe Energies Investment
     - Midwest Generation contract
     - Provider of Last Resort (POLR) filing
     - Enterprises Path to Value
     - FERC Goodwill Issue


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                                                                   [Exelon Logo]


                      Exelon Consolidated Financial Outlook



   ---------------------------------------------------------------------
   ($ millions)                              2001A            2002E
   ---------------------------------------------------------------------
   Revenue                                  15,140       14,200-14,600
   Gross Margin (Rev. net Fuel)              9,827         9,300-9,700
   Other Operating Exp.                      4,922         4,775-4,900
   Depr. & Amort.                            1,449         1,200-1,250
                                         -------------------------------
   EBIT                                      3,456         3,325-3,550
   Interest and Pref.                        1,109           930-1,000
   Income Taxes                                931             925-975
                                         -------------------------------
   Net Income before Cum. Effect Chg. in
   Accounting                                1,416         1,470-1,575
   Cum. Effect Chg. in Accounting               12
                                          -----------
   Net Income*                               1,428
   Avg. Shares (millions)                      322                 325
   EPS ($)                                   $4.43         $4.55-$4.85
   ---------------------------------------------------------------------
   * Net income as reported for 2001. Net operating income excludes one-time items for 2002.
   A = Actual; E = Estimate




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                                                                   [Exelon Logo]

                           Our Vision = Value Creation

- Capitalize on Strengths
- Focus on Fundamentals and Discipline
- Committed to Performance